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                                                                     Exhibit 23

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38603) of Cogeneration Corporation of America of our report dated December 15, 1998 appearing in this Form 8-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 25, 1999